UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 13, 2009

TYCO ELECTRONICS LTD.

(Exact Name of Registrant as Specified in its Charter)

Bermuda	98-0518048
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-33260

(Commission File Number)

Second Floor, 96 Pitts Bay Road

Pembroke, HM 08, Bermuda

(Address of Principal Executive Offices, including Zip Code)

441-294-0607

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)     On January 13, 2009, Sandra S. Wijnberg notified Tyco Electronics Ltd. (the “Company”) that she is resigning from the Board of Directors of the Company effective January 31, 2009 and will not stand for re-election to the Board of Directors.  Ms. Wijnberg will step down from her position as the chair of the Audit Committee of the Board of Directors effective January 14, 2009, and Lawrence S. Smith, a current member of the Audit Committee and an “Audit Committee Financial Expert,” as defined under the rules of the Securities and Exchange Commission, will become chair effective as of that date.  The Board of Directors appointed Paula A. Sneed to the Audit Committee as a member effective as of January 14, 2009, and John C. Van Scoter replaced Ms. Sneed as a member of the Nominating, Governance and Compliance Committee effective that date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYCO ELECTRONICS LTD. (Registrant)

	By:	/s/ Robert A. Scott
Robert A. Scott Executive Vice President and General Counsel

Date: January 14, 2009